                                 AMENDMENT NO. 2

                                       TO

                              BRIDGE LOAN AGREEMENT

                                   Dated as of

                                 August 2, 1999

                                      Among


                             CREDITRUST SPV99-2, LLC
                                   as Borrower


                           CRDT SPV99-2 CAPITAL, INC.
                                  as Guarantor


                            THE LENDERS named therein


                                       and


                WELLS FARGO BANK MINNESOTA, N.A.(as successor to
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION)
                             as Administrative Agent


                          Dated as of February 14, 2001

                    AMENDMENT NO. 2 TO BRIDGE LOAN AGREEMENT
                    ----------------------------------------

         This Amendment No. 2 to Bridge Loan Agreement, dated as of February 14, 2001 (this "Amendment") is executed by and among Creditrust SPV99-2, LLC, as borrower (the "Borrower"), CRDT SPV99-2 Capital, Inc., as guarantor (the "Guarantor"), the lenders named therein (the "Lenders"), and Wells Fargo Bank Minnesota, N.A. (as successor to Norwest Bank Minnesota, National Association) as administrative agent (in such capacity, the "Agent").

                                    RECITALS

         WHEREAS, the parties hereto have executed and delivered a Bridge Loan Agreement dated as of August 2, 1999, by and among the Borrower, the Guarantor, Creditrust Corporation (the "Parent Guarantor"), the Lenders and the Agent (the "Original Agreement"); and

         WHEREAS, the parties hereto have executed and delivered an Amendment No. 1 to the Bridge Loan Agreement dated as of April 11, 2000, by and among the Borrower, the Guarantor, the Parent Guarantor, the Lenders and the Agent ("Amendment No. 1" and, together with the Original Agreement, the "Existing Agreement"); and

         WHEREAS, pursuant to the Plan of Reorganization (as defined below), the parties desire to agree to certain changes in the Existing Agreement as set forth herein; and

         WHEREAS, pursuant to the Plan of Reorganization, on the Effective Date thereof, Borrower will, simultaneously make a payment of cash in the amount of $5,000,000 to Lenders, thereby reducing the outstanding principal balance under the Bridge Notes to $28,407,190; and

         WHEREAS, the parties hereto have obtained the unanimous consent (the "Consent") of the Lenders to make these changes;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Lenders to the extent provided herein:

                                   ARTICLE I

                             DEFINITIONS; AMENDMENTS

         SECTION 1.1. Definitions. Any capitalized term used herein but not defined herein shall have the meaning ascribed to it in the Existing Agreement.

         SECTION 1.2. Amendments to Definitions.

                  (a) The definition of "Bridge Note" is amended to read in its entirety as follows:

                       "Bridge Note" means a promissory note of the Borrower in the form attached as Exhibit B hereto evidencing the Bridge Loan and, subject to the Conversion date having occurred, Term Loan of any Lender, as may be amended from time to time.

                  (b) The definition of "Change of Control" is amended to read in its entirety as follows:

                       "Change of Control" means (i) any event upon which the Permitted Investors shall cease to have the power to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Reorganized Creditrust (determined on a fully diluted basis); (ii) the Permitted Investors shall cease to own of record and beneficially an amount of common stock of Reorganized Creditrust equal to at least 50% of the amount of common stock of Reorganized Creditrust owned by the Permitted Investors of record and beneficially as of the Effective Date; (iii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Permitted Investors, shall become, or obtain rights (whether by means or warrants, options, or otherwise) to become the beneficial owner, directly or indirectly, of more than 25% of the outstanding common stock of Reorganized Creditrust; (iv) Reorganized Creditrust shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens, other than the interest of the independent member.

                  (c) A definition of "Effective Date" is added to read in its entirety as follows:

                       "Effective Date" shall have the meaning as set forth in the Plan of Reorganization (as defined below).

                  (d) The definition of "Permitted Investors" is amended to read in its entirety as follows:

                       "Permitted Investors" means NCO Group, Inc., a Pennsylvania corporation, and its Affiliates.

                  (e) A definition of "Plan of Reorganization" is added to read in its entirety as follows:

                       "Plan of Reorganization" means the plan of reorganization of Parent Guarantor, dated December 21, 2000, as amended.

                  (f) A definition of "Reorganized Creditrust" is added to read in its entirety as follows:

                       "Reorganized Creditrust" means the surviving entity after the Borrower is merged into NCO Portfolio Funding, Inc., a Delaware corporation, pursuant to the Plan of Reorganization.

                  (g) The definition of "Servicing Agreement" is amended to read in its entirety as follows:

                       "Servicing Agreement" means the Servicing Agreement, dated as of February 14, 2001, among the Borrower, NCO Financial Systems, Inc. ("NCOFS") and the Agent.

         SECTION 1.3. Waiver of Past Defaults; Rescission of Acceleration.

                  (a) The Lenders hereby waive any and all existing Defaults or Events of Default under Section 7.1 of the Existing Agreement.

                  (b) The Lenders, pursuant to Section 7.5 of the Existing Agreement, hereby rescind any previous acceleration declared pursuant to Section 7.2 of the Existing Agreement.

         SECTION 1.4. Amendment to Sections 2 and 7 and the Table of Contents.

                  (a) Section 2.2 of the Existing Agreement, relating to the Maturity Date of the Bridge Notes, is amended to delete the reference to "September 30, 2002" and substitute therefor a reference to "December 31, 2004."

                  (b) Section 7.1(b) of the Existing Agreement is amended in its entirety to read as follows:

                       "the Borrower defaults in the payment of the principal of or premium on any of the Loans when the same shall become due and payable, as set forth in the exhibit attached hereto as Exhibit L, upon stated maturity, acceleration, redemption or otherwise;"

                  (c) The Table of Contents of the Existing Agreement is amended to add the following reference:

                       "EXHIBIT L. PAYMENT SCHEDULE"

                       Exhibit L attached hereto is hereby added as Exhibit L to the Existing Agreement.

                  (d)  Section 4.25 is deleted and replaced with the following:

                       "On the Effective Date, NCOFS shall continue to service all of the Consumer Receivables owned by Borrower in accordance with the terms of the Servicing Agreement.

                  (e)  Section 4.30 of the Existing Agreement is deleted.

         SECTION 1.5. Release from Guarantee.

                  (a) The Lenders hereby release the Parent Guarantor from any and all obligations under the Existing Agreement, including, but not limited to, the Parent Guarantor's guarantee of the Loans and the Bridge Notes.

                  (b) Any reference to Parent Guarantor in any representation, warranty or covenant in the Existing Agreement or the Bridge Notes is hereby deleted.

                  (c) Any default or event of default applicable to the Parent Guarantor under the Existing Agreement or the Bridge Notes is hereby deleted.

         SECTION 1.6. Amendment to Bridge Notes.

                  The second paragraph of each of the Bridge Notes is hereby amended in its entirety to read as follows:

                           "The unpaid principal balance of this Bridge Note, together with all accrued and unpaid interest thereon, shall become due and payable on December 31, 2004."

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.1. The Borrower and the Guarantor jointly and severally represent and warrant to the Administrative Agent and the Lenders as follows:

                  (a) This Amendment and the Bridge Notes have been duly authorized, executed and delivered by both the Borrower and the Guarantor to the extent a party thereto, and constitutes the legal, valid and binding obligation of both the Borrower and the Guarantor, enforceable against them in accordance with its terms.

                  (b) The Existing Agreement and the Bridge Notes, as amended by this Amendment, constitute the legal, valid and binding obligation of both the Borrower and the Guarantor, enforceable against them in accordance with its terms.

                                  ARTICLE III

                            MISCELLANEOUS PROVISIONS

         SECTION 3.1. Amendment. This Amendment shall only be amended in the same manner as the Existing Agreement shall be amended.

         SECTION 3.2. Entire Agreement; Effect. This Amendment, together with the Existing Agreement and the Notes constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements among the parties relating to the subject matter hereof. This Amendment does not alter, amend or waive any of the terms or provisions of the Existing Agreement except for those terms or provisions expressly amended hereby.

         SECTION 3.3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York to the same extent as the Existing Agreement shall be so governed.

         SECTION 3.4. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

         SECTION 3.5. Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent and the Lenders, as provided in the Servicing Agreement, which shall provide for such payments to be paid first out of collections for (i) all of the Lenders costs and expenses in connection with the Notes, Parent Guarantor's Chapter 11 case and this Amendment, including, without limitation, the fees and expenses of Weil, Gotshal & Manges LLP, counsel to Whippoorwill Associates, Inc. and its affiliates, incurred in connection with their Loans to the Borrower, and (ii) the fees and expenses of counsel to the Administrative Agent incurred in connection with the Notes, Parent Guarantor's Chapter 11 case and this Amendment in an aggregate amount not to exceed $10,000.00 ("Agent Cap"). Borrower reserves its rights to object to any fees and expenses requested by the Administrative Agent. The fees and expenses paid herein, subject to the Agent Cap, shall be in satisfaction of the fees and expenses that could be charged under Section 11.1 of the Existing Agreement through the Effective Date.

         SECTION 3.6. Conditions Precedent. This Amendment shall become effective as of the effective date of the Plan of Reorganization (the "Effective Date"). Each of the Lenders, the Borrower, the Guarantor and the Administrative Agent shall have executed this Amendment. Lenders acknowledge that on the Effective Date, the Equity Registration Rights Agreement, Warrants and Warrant Agreement (and any references to the same in the Existing Agreement) and any reference to any registration rights or warrants in the Existing Agreement or in any other document (but excluding any rights retained in the Shareholder Registration Rights Agreement dated the date hereof, the "Shareholders Agreement") are deleted, null and void and Lenders shall (other than the treatment in the Plan of Reorganization and the Shareholders Agreement) have no claims against Borrower, Parent Guarantor or Guarantor for the termination of such agreements.

         SECTION 3.7. Guarantee and Collateral Agreement. The Guarantor hereby consents to this Amendment and confirms that the Guarantee and Collateral Agreement shall remain in full force and effect after giving effect to this Amendment.

         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Bridge Loan Agreement to be duly executed by their respective officers as of the day and year first above.

                                           CREDITRUST SPV99-2, LLC,
                                             as Borrower


                                              By:
                                                 -------------------------------



                                           CRDT SPV99-2 CAPITAL, INC.,
                                             as Guarantor


                                             By:
                                                --------------------------------



Agreed and Acknowledged:

CREDITRUST CORPORATION,
  as Parent Guarantor


  By:
     -----------------------------

                                           WELLS FARGO BANK MINNESOTA, N.A.
                                           (as successor to NORWEST BANK
                                           MINNESOTA, NATIONAL ASSOCIATION),
                                           not in its individual capacity,
                                           but solely as Administrative Agent

                                           By:
                                               ---------------------------------
                                               Corporate Trust Officer


                                           GREYHOUND LINES, INC.
                                           AMALGAMATED COUNCIL
                                           RETIREMENT AND DISABILITY TRUST,
                                           By Bay Harbour Management, L.C.,
                                           as Agent

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           BAY HARBOUR 90-1, LTD.,
                                           By Bay Harbour Management, L.C.,
                                           as Agent

                                           By:
                                                --------------------------------
                                                Name:
                                                Title:

                                           BAY HARBOUR PARTNERS, LTD.,
                                           By Bay Harbour Management, L.C.,
                                           as Agent

                                           By:
                                                --------------------------------
                                                Name:
                                                Title:

                                           BAY HARBOUR 98-1, LTD.,
                                           By Bay Harbour Management, L.C.,
                                           as Agent

                                           By:
                                                --------------------------------
                                                Name:
                                                Title:

                                           EVEREST CAPITAL MASTER FUND L.P.
                                           By Everest Capital Ltd., as General
                                           Partner

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           U.S. BANCORP INVESTMENTS, INC.

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           PRESIDENT & FELLOWS OF
                                           HARVARD COLLEGE
                                           By Whippoorwill Associates, Inc.,
                                           as Agent

                                           By:
                                                --------------------------------
                                                Name:
                                                Title:

                                           THE ROCKEFELLER FOUNDATION
                                           By Whippoorwill Associates, Inc.,
                                           as Agent

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           VEGA PARTNERS III, L.P.
                                           By Whippoorwill Associates, Inc.
                                           as Agent

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           VEGA PARTNERS IV, L.P.
                                           By Whippoorwill Associates, Inc.,
                                           as Agent

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           VEGA OFFSHORE FUND LTD.
                                           By Whippoorwill Associates, Inc.,
                                           as Agent

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           WHIPPOORWILL PROFIT SHARING PLAN
                                           By Whippoorwill Associates, Inc.,
                                           as Agent

                                           By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT L
                                                                       ---------



                                PAYMENT SCHEDULE
                                ----------------


                Date                           Outstanding Principal Amount*
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|
|                                     |                                        |
|-------------------------------------|----------------------------------------|









- --------
* Payments shall be made in accordance with the allocation described in the Servicing Agreement, such that the outstanding principal amount of the Loans shall not exceed the number in this column as of the corresponding date in the first column.